SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                      -----


                                    FORM 8-K

                                 CURRENT REPORT


                         PURSUANT TO SECTION 13 OR 15(d)

                     OF THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (date of earliest event reported)   DECEMBER 31, 1997

          The Money Store Trust 1997-D and the Originators as listed below under a Pooling and Servicing Agreement dated as of November 30, 1997 providing for the issuance of The Money Store Asset Backed Certificates, Series 1997-D.

                     The Money Store Trust 1997-D
                           TMS Mortgage Inc.
                       The Money Store/D.C. Inc.
                     The Money Store/Kentucky Inc.
                   The Money Store Home Equity Corp.
                    THE MONEY STORE/MINNESOTA INC.
        (Exact name of registrant as specified in its charter)


            *                              333-32775                 *
--------------------------------          -----------          -------------
(State or other jurisdiction of           (Commission          (IRS Employer
incorporation)                            File Number)         ID Number)


  2840 MORRIS AVENUE, UNION, NEW JERSEY                    07083
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(Address of principal executive offices)                   (Zip Code)

Registrant's Telephone Number,
 including area code:                                      (908) 686-2000


                                  N/A
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(Former name or former address, if changed since last report)

* See Schedule A attached hereto.

Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND
        EXHIBITS.

(c)  EXHIBITS

EXHIBIT NO.


4.1 Pooling and Servicing Agreement, dated as of November 30, 1997, among The Money Store Inc., the Originators and The Bank of New York, as Trustee.

                              Schedule A

                                         STATE OF                  IRS EMPLOYER
REGISTRANT                               INCORPORATION             ID NUMBER
----------                               -------------             ------------

TMS Mortgage Inc.                        New Jersey                22-3217781
The Money Store/D.C. Inc.                D.C.                      22-2133027
The Money Store/Kentucky Inc.            Kentucky                  22-2459832
The Money Store Home Equity Corp.        Kentucky                  22-2522232
The Money Store/Minnesota Inc.           Minnesota                 22-3003495

                              SIGNATURES


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                     TMS MORTGAGE INC.
                                     THE MONEY STORE/D.C. INC.
                                     THE MONEY STORE/KENTUCKY INC.
                                     THE MONEY STORE HOME EQUITY CORP.
                                     THE MONEY STORE/MINNESOTA INC.


                                     By: /S/ MICHAEL H. BENOFF
                                     Name:  Michael H. Benoff
                                     Title: Senior Vice President


Dated:  January 30, 1998

                             EXHIBIT INDEX


EXHIBIT        DESCRIPTION OF EXHIBIT
-------        ----------------------

4.1 Pooling and Servicing Agreement, dated as of November 30, 1997, among The Money Store Inc., the Originators and The Bank of New York, as Trustee.